SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report: (Date of earliest event reported): September 5, 1999




                             OPAL TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                   33-18834-LA
                            --------------------------
                            (Commission file number)

                 Nevada                                        87-0306464
----------------------------------------------         -------------------------
(State or other jurisdiction of incorporation)             (I.R.S. Employer
                                                          Identification Number)


         Suite 4704, Central Plaza, 18 Harbour Road, Wanchai, Hong Kong
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                011-852-2541-1999
               --------------------------------------------------
              (Registrant's telephone number, including area code)

          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

     On September 5, 1999 the Registrant acquired all of the issued and outstanding shares of China Can Holdings, Inc. (the "Company") in exchange for 25,000,000 shares of the Registrant's common stock. The Company owns 65% of the equity of Shijianzhuang Huake Metal Packing Products Co. Limited, a PRC company being established to produce tops for metal beverage cans. This company anticipates commencing operations in 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 OPAL TECHNOLOGIES, INC.
                                                 By: /s/ John Koon
                                                     ---------------------------
                                                     John Koon, President

         Date: February 15, 2000

                             CHINA CAN HOLDINGS INC.

                        REPORTS AND FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1998


CONTENT                                                   PAGES(S)

DIRECTORS' REPORT                                             1

AUDITORS' REPORT                                              2

CONSOLIDATED PROFIT AND LOSS ACCOUNT                          3

CONSOLIDATED BALANCE SHEET                                    4

BALANCE SHEET                                                 5

NOTES TO THE FINANCIAL STATEMENTS                           6-9

                             CHINA CAN HOLDINGS INC.

                                DIRECTORS' REPORT

     The directors have pleasure in submitting their annual report and audited financial statements for the year ended December 31, 1998.

PRINCIPAL ACTIVITIES
The Company acts an investment holding company. The subsidiary has not commenced its business during the year.

SUBSIDIARIES
Details of the Company's subsidiary at December 31, 1998 are set out in note 6 to the financial statements.

RESULTS
The results of the Group for the year ended December 31, 1998 are set out in the consolidated profit and loss account on page 3. The director does not recommend the payment of a dividend.

TANGIBLE FIXED ASSETS
Details of movements in tangible fixed assets of the Group during the year are set out in note 5 to the financial statements.

DIRECTORS
During the financial year and up to the date of this report, Mr. Koon King Chung, John was the sole director of the Company.

There being no provision to the contrary to Memorandum and Articles of Association of the Company, the sole director continues in office.

DIRECTORS' INTERESTS IN CONTRACTS
No contracts of significance to which the Company, its holding company and its subsidiary was a party and in which a director of the Company had a material interest, whether directly or indirectly, subsisted at the end of the year or at any time during the year.

SHARE ARRANGEMENT
At no time during the year were the Company, its holding company and its subsidiary a party to any arrangements to enable the director of the Company to acquire benefits by means of acquisition of shares in or debentures of, the Company or any other body corporate.

AUDITORS
A resolution to re-appoint Messrs. Allan Ho & Partners as auditors of the Company will be proposed at the forthcoming annual general meeting.

On Behalf of the Board

/s/ Koon King Chung, John
-------------------------
Koon King Chung, John

Hong Kong, July 30, 1999

                                AUDITORS' REPORT



TO THE MEMBERS OF CHINA CAN HOLDINGS INC.
(Incorporated in British Virgin Islands with limited liability)


We have audited the financial statements on pages 3 to 9 which have been prepared in accordance with accounting principles generally accepted in Hong Kong.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS

The Company's director is responsible for the preparation of financial statements which give a true and fair view. In preparing financial statements which give a true and fair view it is fundamental that appropriate accounting policies are selected and applied consistently.

It is our responsibility to form an independent opinion, based on our audit on those statements and to report our opinion to you.

BASIS OF OPINION

We conducted our audit in accordance with Statements of Auditing Standards issued by Hong Kong Society of Accountants. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgments made by the director in the preparation of the financial statements and of whether the accounting policies are appropriate to the Company's and Group's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all of the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance as to whether the financial statements are free from material misstatement. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements. We believe that our audit provides a reasonable basis for our opinion.

OPINION

In our opinion the financial statements give a true and fair view of the state of the Group's and of the Company's affairs as at December 31 1998 and the loss of the Group for the year then ended.

/s/ Allan Ho & Partners
-----------------------
Allan Ho & Partners
Certified Public Accountants

Hong Kong, July 30, 1999

                             CHINA CAN HOLDINGS INC.

                      CONSOLIDATED PROFIT AND LOSS ACCOUNT
                      FOR THE YEAR ENDED DECEMBER 31, 1998


                                            NOTE            1998          1997
                                                             HK$           HK$
                                           -------
Revenue                                                       -              -
Other Income                                                  -        215,486
Staff Costs                                            (184,993)      (708,967)
Depreciation and amortization expense               (11,187,727)   (10,886,184)
Other operating expenses                               (440,255)    (3,226,830)
                                                   --------------  -------------
Loss from operations                                (11,812,975)   (14,106,495)
Minority interest                                      4,122,689      4,271,755
                                                   --------------  -------------
Net loss for the year/period                  3      (7,690,286)    (9,334,740)
Accumulated deficit brought forward                  (9,834,740)              -
                                                   --------------  -------------
Accumulated deficit carried forward                 (17,525,026)    (9,834,740)
                                                   ==============  =============


There were no recognized gains or losses, other than the net loss for the year

                             CHINA CAN HOLDINGS INC.

                           CONSOLIDATED BALANCE SHEET
                              AT DECEMBER 31, 1998


                                       NOTES         1998           1997
                                                      HK$            HK$
                                     ----------
ASSETS
Non-Current Assets                       5
Fixed Assets                                      119,710,991      93,464,914
                                                --------------  --------------
Current Assets
Prepayment & other debtors                          4,163,355       4,112,876
Cash at bank                                           41,071         135,355
                                                --------------  --------------
                                                    4,204,426       4,248,231
                                                --------------  --------------
Total Assets                                      123,915,417      97,713,145
                                                ==============  ==============
EQUITY AND LIABILITIES
Capital and Reserves
Share capital                            7        101,400,000     101,400,000
Profit and loss account                          (17,525,026)     (9,834,740)
                                                --------------  --------------
                                                   83,874,974      91,565,260
                                                --------------  --------------
Minority Interest                                  32,332,498     (1,004,765)
                                                --------------  --------------
Current Liabilities
Accruals and other creditors                          122,323         218,263
Amount due to holding company                       7,585,622       6,934,387
                                                ==============  ==============
                                                    7,707,945       7,152,650
                                                --------------  --------------
Total Equity and Liabilities                      123,915,417      97,713,145
                                                ==============  ==============

The financial statements on pages 3 to 9 were approved by the sole director on July 30, 1999


/s/ Koon Kong Chung, John
-------------------------
Koon King Chung, John

                            CHINA CAN HOLDINGS INC.

                                  BALANCE SHEET
                              AT DECEMBER 31, 1998

                                         NOTES          1998            1997
                                                        HK$              HK$
                                      ----------
ASSETS
Non-Current Assets
Interest in subsidiary                     6         107,040,443    106,391,751
Current Assets
Cash at bank                                              26,380         51,155
                                                  ---------------  -------------
Total Assets                                         107,066,823    106,442,906
                                                  ===============  =============
EQUITY AND LIABILITIES
Capital and Reserves
Share capital                              7         101,400,000    101,400,000
Profit and loss account                              (1,935,343)    (1,901,481)
                                                  ---------------  -------------
                                                      99,464,657     99,498,519
                                                  ===============  =============
Current Liabilities
Accruals and other creditors                              16,544         10,000
Amount due to holding company                          7,585,622      6,934,387
                                                  ---------------  -------------
                                                       7,602,166      6,944,387
                                                  ---------------  -------------
Total Equity and Liabilities                         107,066,823    106,442,906
                                                  ===============  =============


The financial statements on pages 3 to 9 were approved by the sole director on July 30, 1999


/s/ Koon King Chung, John
--------------------------
Koon King Chung, John

                             CHINA CAN HOLDINGS INC.

                        NOTES TO THE FINANCIAL STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 1998

1.   GENERAL

     The Company is a private limited company incorporated in British Virgin Islands. Its ultimate holding company is Bestalong Inc., a company also incorporated in British Virgin Islands.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The principal accounting policies which have been adopted in preparing these financial statements and which conform with accounting principles generally accepted in Hong Kong, are as follows:

     Basis of consolidation The consolidated financial statements incorporate the financial statements of the Company and enterprises controlled by the Company (its subsidiaries) made up to December 31 each year. Control is achieved where the Company has the power to govern the financial and operating policies of an investee enterprise so as to obtain benefits from its activities.

     On acquisition, the assets and liabilities of the relevant subsidiaries are measured at their fair values at the date of acquisition. The interest of minority shareholders is stated at the minority's proportion of the fair values of the assets and liabilities recognized.

     The results of subsidiaries acquired or disposed of during the year are included in the consolidated income statement from the effective date of acquisition or up to the effective date of disposal, as appropriate.

     Where necessary, adjustments are made to the financial statements of subsidiaries to bring the accounting policies used into line with those used by other members of the group.

     All significant inter-company transactions and balances between group enterprises are eliminated on consolidation.

     Taxation
     --------
     The charge for taxation is based on the results for the period as adjusted for the items which are non-assessable or disallowed. Timing differences arise from the recognition for tax purposes of certain items of income and expense in a different accounting period from that in which they are recognized in the financial statements. The tax effect of timing differences, computed under the liability method, is recognized as deferred taxation in the financial statements to the extent that it is probably that a liability or asset will crystallize in the foreseeable future, if significant.

     Operating Losses
     ----------------
     Rental payable under operating losses is charged to the profit and loss account on a straight line basis over the term of relevant lease.

     Foreign currencies
     ------------------
     Transactions in foreign currencies are translated at the rates of exchange ruling on the dates of the transactions or at the contracted settlement rate. Monetary assets and liabilities denominated in foreign currencies are translated at the rates ruling on the balance sheet date. Profits and losses arising on exchange are dealt with in the profit and loss account.

     On consolidation, the assets and liabilities of the Group's overseas operation are translated at exchange rates ruling on the balance sheet date. Income and expense items are translated at the average exchange rates for the period. Exchange differences arising, if any, are classified as equity and transferred to the Group's translation reserve. Such translation differences are recognized as income or as expenses in the period in which the operation is disposed of.

     Tangible fixed assets and depreciation
     --------------------------------------
     Tangible fixed assets, other than property under development, are stated at cost less depreciation. The cost of an asset comprises its purchase price and any directly attributable costs of bringing the asset to working condition and location for its intended use. Expenditure incurred after the tangible fixed assets have been put into operation, such as repairs and maintenance and overhaul costs, are normally charged to the profit and loss account in the period in which they are incurred. In situations where it can be clearly demonstrated that the expenditure has resulted in an increase in the future economic benefits expected to be obtained from the use of the tangible fixed assets, the expenditure is capitalized as an additional cost of the tangible fixed asset. When assets are sold or retired, their cost and accumulated depreciation are removed from the accounts and any gain or loss resulting from their disposal is included in the profit and loss account.

     Depreciation is provided to write off the cost of tangible fixed assets over their estimated useful lives by using the straight-line method, at the following rate per annum:

     Leasehold land and building                 47 years
     Equipment, furniture & fixtures                  20%
     Plant and machinery                              10%
     Motor vehicle                                    20%

     Properties in the course of construction for production, rental or administrative purposes, or for purposes not yet determined, are carried at cost, less any impairment loss where the recoverable amount of the assets is estimated to be lower than its carrying value. Cost includes professional fees and, for qualifying assets, borrowing costs dealt with in accordance with the group's accounting policy. Depreciation of these assets, on the same basis as other property assets, commences when the assets are ready for their intended use.

3.   NET LOSS FOR THE YEAR/PERIOD
     Net loss for the year/period was arrived at after charging and after crediting:

                                                            1998          1997
                                                             HK$           HK$
Directors' remuneration
-fees                                                           -            -
-other emoluments                                               -            -
Auditors' remuneration                                      5,000       10,000
Preliminary expenses                                            -       13,500
Operating lease charges in respect of rented premises           -      746,985
                                                          ========    ========

4.   TAXATION
     No profits tax has been provided, as there was no estimated assessable profits derived during the year.

     No provision for deferred taxation has been made as the amount of timing differences involved is significant.

5.   FIXED ASSETS


                   Leasehold          Property                            Equipment
                   Land and            under             Plant &         furniture &         Motor
                   building         development         machinery          fixtures         vehicle           Total
                  -----------       -----------        ----------        -----------      -----------        -------
                      HK$               HK$                HK$               HK$              HK$

Cost:                        -        820,812        102,198,732          220,024         611,530        103,851,098
At 4/1/1997         37,347,210         29,439                              12,058               -         37,433,804
                                                          45,097
                 --------------    -----------    ---------------    -------------    ------------    ---------------
At 3/31/1998        37,347,210        850,251        102,243,829          232,082         611,530        141,284,902
                 --------------    -----------    ---------------    -------------    ------------    ---------------
Aggregate
depreciation:
At 4/1/1997                  -              -         10,219,874           44,005         122,305         10,386,184
Charge for year        794,622              -         10,224,383           46,416         122,306         11,187,727
                 --------------    -----------    ---------------    -------------    ------------    ---------------
At 3/31/1998           794,622              -         20,444,257           90,421         244,611         21,573,911
                 --------------    -----------    ---------------    -------------    ------------    ---------------
Net book value:
At 3/31/1998        36,552,588        850,251         81,799,572          141,661         366,919        119,710,991
                 ==============    ===========    ===============    =============    ============    ===============
At 3/31/1997                 -        820,812         91,978,858          176,019         489,225         93,464,914
                 ==============    ===========    ===============    =============    ============    ===============

Property under development, leasehold land and buildings are situated in The People's Republic of China under a medium term land use right.

6.   INTEREST IN SUBSIDIARY

                                              1998                    1997
                                              HK$                      HK$
Unlisted shares, at cost                 59,217,6000              59,217,600
Amount due from subsidiary                47,822,843              47,174,151
                                   ------------------       -----------------
                                         107,040,443             106,391,751
                                   ==================       =================


The Company holds 65% of the equity of Shijiazhuang Huale Metal Packing Products Co. Limited., a company incorporated in The People's Republic of China with a registered capital of US$11,680,000. The Subsidiary has not commenced its business during the year.

7.   SHARE CAPITAL

                                                     1998            1997
                                                     HK$              HK$
Authorized, issued and fully paid:
13,000,000 ordinary shares of US$ 1 each         101,400,000     101,400,000
                                            =================   =============


8.   CAPITAL COMMITMENTS
     At the balance sheet date, the Company has contracted to make a capital commitment of US$ 11,388,000, which has not been provided in the financial statements.